INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10—INCOME TAXES

There is no provision for income taxes because the Company has incurred operating losses since inception. At September 30, 2014 the Company has concluded that it is more likely than not that the Company may not realize the benefit of its deferred tax assets due to its history of losses. Accordingly, the net deferred tax assets have been fully reserved.

As of September 30, 2014, the Company does not have any accrued interest or penalties related to uncertain tax positions. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. The Company does not have any interest or penalties related to uncertain tax positions in income tax expense for the three and nine months ended September 30, 2014 and 2013. The tax years subsequent to and including 2009 remain open to examination by the major taxing jurisdictions to which the Company is subject.

NOTE 11—INCOME TAXES

The components of deferred tax assets and deferred tax liabilities as of December 31, 2013 and December 31, 2012 are as follows:

	DECEMBER 31,
	2013	2012
Deferred tax assets
Net operating loss carryforwards	$4,678,000	$2,199,000
Stock compensation	21,000	12,000
Research tax credit	636,000	294,000
Accrued expenses	151,000	92,000
Valuation allowance	(5,430,000)	(2,596,000)

Total deferred tax assets, net of valuation allowance	56,000	1,000

Deferred tax liabilities
Property and equipment	(4,000)	(1,000)
Section 481(a) adjustment accrued expenses	(52,000)	—

Total deferred tax liabilities	(56,000)	(1,000)

Net deferred tax assets	$—	$—

As of December 31, 2013 and 2012, deferred tax assets were principally comprised of the Company’s net operating loss carry-forwards of approximately $11,744,000 and $5,519,000, respectively. The net operating loss carry-forwards will begin to expire in 2029, unless previously utilized. Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss carry-forwards and tax credits may be limited if a cumulative change in ownership of more than 50% occurs over a three-year period. No assessment has been made as to whether such a change in ownership has occurred. The research tax credit is comprised of approximately $388,000 of federal credits which expire beginning in 2030 and California state tax credits of approximately $248,000 which don’t expire until exhausted.

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 31, 2013 and 2012 are as follows:

	DECEMBER 31,
	2013	2012
	RATE	RATE
Federal tax	34.0%	34.0%
State tax	5.8%	5.8%
Permanent items	(6.7)%	(4.0)%

Valuation allowance	(33.1)%	(35.8)%

Net	0.0%	0.0%

As of December 31, 2013 and 2012, the Company had no deferred tax assets recorded because it had provided a valuation allowance against the gross amount of these deferred tax assets. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Based on the losses generated, management believes the valuation allowance is appropriate.